UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
  Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 31, 2011

WORLDWIDE ENERGY AND MANUFACTURING USA, INC.

 (Exact name of registrant as specified in its charter)

COLORADO	0-31761	84-1536519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

408 N. CANAL STREET, UNIT A&B, SOUTH SAN FRANCISCO, CA 94080
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (650) 794-9888

Copies to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32 nd Floor

New York, New York 10006

Phone: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 31, 2011, Lauren Byrne resigned from her position as a director of  Worldwide Energy & Manufacturing USA, Inc. (the “Company”). Ms. Byrne served on the Company's Compensation Committee. Ms. Byrne had no disagreements with the Company.

On June 6, 2011, Jennifer Maliar resigned from her position as a director of  the Company. Ms. Maliar served on the Company's Audit Committee. Ms. Maliar had no disagreements with the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS.

EXHIBIT NUMBER	DESCRIPTION
99.1	Resignation Letter of Lauren Byrne

99.2	Resignation Letter of Jennifer Maliar

99.3	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDWIDE ENERGY AND MANUFACTURING USA, INC.

Date: June 9, 2011	By:	/s/ Jeff Watson
Jeff Watson
President and Chief Executive Officer

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